UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 3, 2023
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
15 Wayside Road, Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 3, 2023, Progress Software Corporation (“Progress”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Vector Maven Holdings, Inc., a Delaware corporation (the “Company”), and Vector Maven Holdings, L.P. (the “Seller”), pursuant to which Progress has agreed to acquire from the Seller all of the outstanding equity interests of the Company (the “Purchased Shares”), as a result of which the Company and its wholly-owned subsidiaries, including MarkLogic Corporation and Smartlogic Holdings Limited, will become wholly-owned subsidiaries of Progress. The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transaction”.

At the closing of the Transaction (the “Closing”), Progress will acquire the Purchased Shares from the Seller for an aggregate purchase price of approximately $355 million, subject to certain working capital and other adjustments (the “Purchase Price”). The Purchase Price will be paid in cash.

Each of Progress, the Company and the Seller have made customary representations, warranties and covenants in connection with the Transaction. The obligations of Progress, the Company and the Seller to consummate the Transaction are subject to the satisfaction or waiver of certain customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended. There is no financing condition to consummate the Transaction. The Purchase Agreement also provides each of Progress and the Seller with customary termination rights.

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Progress’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 7.01. Regulation FD Disclosure.

On January 3, 2023, Progress issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This periodic report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding Progress’ ability to consummate the Transaction. There are a number of factors that could have material adverse effects on our future results, performance or achievements and cause our actual results to differ materially from the forward-looking statements. These factors include, but are not limited to, (i) the ability of the parties to satisfy the conditions precedent and consummate the proposed Transaction, (ii) the timing of consummation of the proposed Transaction, (iii) risks related to the potential disruption of management’s attention due to the pending Transaction, (iv) operating results and businesses generally, (v) the outcome of any legal proceedings related to the proposed Transaction, (vi) the general risks associated with the respective businesses of Progress and the Company, including the general volatility of the capital markets, the volatility of the share price of Progress, changes in the software industry, interest rates or general economy, or potential adverse effects or changes to the relationships with Progress or Company employees, service providers or other parties resulting from the announcement or completion of the proposed Transaction, and (vii) the unpredictability and severity of catastrophic events, including, but not limited to, the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the recent outbreak of hostilities between Russia and Ukraine), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict. For further information regarding risks and uncertainties associated with Progress’ business, please refer to Progress’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2021, and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2022 and August 31, 2022. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this periodic report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated January 3, 2023, between Progress Software Corporation, Vector Maven Holdings, Inc., and Vector Maven Holdings, L.P.*
99.1	Press Release, dated January 3, 2023
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

* The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 3, 2023	Progress Software Corporation

		By:	/s/ YUFAN STEPHANIE WANG
YuFan Stephanie Wang
Chief Legal Officer and Secretary